SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 2006


                          ELITE FLIGHT SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      001-31231               26-0003788
          --------                      ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


    710 Third Street, Suite 200, Roanoke, Virginia                 24061
    ----------------------------------------------                 -----
       (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (540) 345-3358


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 1, 2006 the Board of Directors (the "Board") of Elite Flight Solutions, Inc., a Delaware corporation (the "Company") met and approved an Employment Agreement (the "Agreement") with Bruce Edwards ("Edwards"). Pursuant to the Agreement, the Company has employed Edwards as the Company's Chief Executive Officer, effective March 1, 2006. The term of Edward's employment is for an initial term of three (3) years, after which the Agreement shall automatically terminate. As compensation for all of the services rendered by Edwards under the Agreement, the Company shall pay to Edwards a base salary equal to Ten Thousand Dollars ($10,000) per month. In addition, the Company paid to Edwards a signing bonus (the "Bonus") equal to Six Million (6,000,000) restricted shares (post reverse stock split) of common stock of the Company. The Company and Edwards agreed that the shares of restricted common stock received as the Bonus shall remain restricted for a period of three (3) years unless otherwise approved by the Board. The Company may terminate the Agreement for "Cause", which is defined under the Agreement as: (i) any embezzlement or wrongful diversion of funds of the Company or any affiliate of the Company by Edwards; (ii) gross malfeasance by Edwards in the conduct of his duties; (iii) gross neglect by Edwards in carrying out his duties; (iv) the charging of Edwards with a felony or a crime involving moral turpitude; or (v) breach of the Agreement and the failure to cure such breach within thirty (30) days after notice thereof has been delivered to Edwards. If Edwards voluntarily terminates his employment during the term of the Agreement, he will forfeit the Bonus unless otherwise approved by the Board.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibit No. Description:

Exhibit        Description                                     Location
-------        -----------                                     --------

Exhibit 10.1 Employment Agreement, dated March 1, 2006 Provided herewith by and between the Company and Bruce Edwards


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006                              ELITE FLIGHT SOLUTIONS, INC.


                                                  By:    /s/ Bruce Edwards
                                                         -----------------
                                                  Name:  Bruce Edwards
                                                  Title: Chief Executive Officer


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